UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21549
                                                    -----------

                         Energy Income and Growth Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                 ---------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2011
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2011

                                     ENERGY
                             INCOME AND GROWTH FUND

                                      EIP
                          ENERGY INCOME PARTNERS, LLC

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011

Shareholder Letter ..........................................................  1
At A Glance .................................................................  2
Portfolio Commentary ........................................................  3
Portfolio of Investments ....................................................  5
Statement of Assets and Liabilities .........................................  9
Statement of Operations ..................................................... 10
Statements of Changes in Net Assets ......................................... 11
Statement of Cash Flows ..................................................... 12
Financial Highlights ........................................................ 13
Notes to Financial Statements ............................................... 14
Additional Information ...................................................... 22


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      ENERGY INCOME AND GROWTH FUND (FEN)
                     SEMI-ANNUAL LETTER FROM THE PRESIDENT
                                  MAY 31, 2011


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in Energy Income and Growth Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, the markets have been recovering from their lows of 2008-2009, bringing relief to economists and investors alike.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of Energy Income and Growth Fund

ENERGY INCOME AND GROWTH FUND (FEN)
"AT A GLANCE"
AS OF MAY 31, 2011 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------

Symbol on NYSE Amex                                             FEN
Common Share Price                                           $29.20
Common Share Net Asset Value ("NAV")                         $27.02
Premium (Discount) to NAV                                      8.07%
Net Assets Applicable to Common Shares                 $304,369,459
Current Monthly Distribution per Common Share (1)           $0.4650
Current Annualized Distribution per Common Share            $1.8600
Current Distribution Rate on Closing Common Share Price (2)    6.37%
Current Distribution Rate on NAV (2)                           6.88%



-------------------------------------------------------------------
          COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
                Common Share Price              NAV
5/31/2010                    23.20            21.49
6/4/2010                     23.10            21.42
6/11/2010                    23.68            22.01
6/18/2010                    23.81            22.48
6/25/2010                    24.08            22.64
7/2/2010                     23.65            22.30
7/9/2010                     24.20            23.25
7/16/2010                    24.60            23.48
7/23/2010                    24.70            23.71
7/30/2010                    24.65            23.55
8/6/2010                     25.32            24.07
8/13/2010                    24.75            23.42
8/20/2010                    25.10            23.38
8/27/2010                    24.64            23.45
9/3/2010                     25.13            23.88
9/10/2010                    25.18            24.00
9/17/2010                    25.35            24.00
9/24/2010                    25.70            24.29
10/1/2010                    26.28            24.89
10/8/2010                    26.60            25.31
10/15/2010                   27.30            25.50
10/22/2010                   26.51            25.04
10/29/2010                   26.87            25.47
11/5/2010                    27.72            26.16
11/12/2010                   27.60            26.07
11/19/2010                   27.00            25.99
11/26/2010                   26.23            25.95
12/3/2010                    26.78            26.10
12/10/2010                   26.70            26.17
12/17/2010                   26.28            25.64
12/23/2010                   26.75            26.17
12/31/2010                   26.88            26.50
1/7/2011                     27.15            26.53
1/14/2011                    27.91            27.02
1/21/2011                    27.11            26.01
1/28/2011                    26.98            26.48
2/4/2011                     27.36            26.91
2/11/2011                    27.70            26.79
2/18/2011                    28.47            27.59
2/25/2011                    28.35            27.71
3/4/2011                     28.60            27.80
3/11/2011                    28.20            26.78
3/18/2011                    28.55            26.81
3/25/2011                    29.16            27.58
4/1/2011                     29.25            27.91
4/8/2011                     29.60            27.82
4/15/2011                    29.49            27.70
4/21/2011                    29.48            27.59
4/29/2011                    30.11            28.05
5/6/2011                     28.56            27.15
5/13/2011                    28.16            26.51
5/20/2011                    28.23            26.81
5/27/2011                    28.43            26.93
5/31/2011                    29.20            27.02

-------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------

                                                                              Average Annual Total Return
                                                                        ---------------------------------------
                                      6 Months Ended    1 Year Ended     5 Years Ended   Inception (6/24/2004)
                                         5/31/2011        5/31/2011        5/31/2011         to 5/31/2011
FUND PERFORMANCE (3)
NAV                                         7.85%          34.82%           10.40%              12.57%
Market Value                               14.78%          34.97%           15.32%              13.08%

INDEX PERFORMANCE
S&P 500 Index                              15.02%          25.95%            3.32%               4.51%
Barclays Capital U.S. Credit Index
   of Corporate Bonds                       3.12%           9.08%            7.22%               6.03%
Alerian MLP Index                           5.88%          33.56%           15.49%              16.81%
Wells Fargo Midstream MLP Index             6.66%          34.00%           15.36%              16.56%

-----------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Midstream Oil                                  52.9%
Midstream Gas                                  30.9
Coal                                            5.7
Utility                                         5.0
Propane                                         3.4
Marine                                          1.8
Foreign Equity                                  0.3
Oil & Gas                                       0.0*
-----------------------------------------------------
                                      Total   100.0%
                                              ======

*Amount is less than 0.1%.

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Magellan Midstream Partners, L.P.               7.5%
Enterprise Products Partners, L.P.              7.0
Plains All American Pipeline, L.P.              5.6
Buckeye Partners, L.P.                          5.1
Kinder Morgan Management, LLC                   4.0
NuStar Energy, L.P.                             3.9
ONEOK Partners, L.P.                            3.7
Energy Transfer Equity, L.P.                    3.3
Sunoco Logistics Partners, L.P.                 3.3
Williams Cos., Inc.                             3.2
-----------------------------------------------------
                                      Total    46.6%
                                              ======

(1) Most recent distribution paid or declared through 5/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as income trusts and royalty trusts. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP managed or supervised approximately $815 million of assets, as of May 31, 2011. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts. EIP is a registered investment advisor and serves as an advisor to one registered investment company other than the Fund.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE
FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to attending Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

                                   COMMENTARY

ENERGY INCOME AND GROWTH FUND

The investment objective of the Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in MLPs and other high-payout securities, which the Fund's Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index and the Wells Fargo (formerly Wachovia) Midstream MLP Index, the total return for energy-related MLPs over the semi-annual period ended May 31, 2011 was 5.88% and 6.66%, respectively. For the Alerian MLP Index, these returns reflect a positive 3.2% from income distribution, with the remainder from share appreciation. For the Wells Fargo Midstream MLP Index, these returns reflect a positive 3.0% from income distribution with the remainder from share appreciation. These figures are according to data collected from several sources, including the Alerian MLP Index, the Wells Fargo Midstream MLP Index and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 10 years, growth in per share MLP distributions has averaged about 6.5%. Over the last 12 months, the cash distributions of MLPs increased by about 6.0% (source: Alerian Capital Management).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return(1) of 7.85%, including the reinvestment of dividends, for the semi-annual period ended May 31, 2011. This compares, according to collected data, to a total return of 15.02% for the S&P 500 Index, 3.12% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 5.88% for the Alerian MLP Index and 6.66% for the Wells Fargo Midstream MLP Index. On a market value basis, the Fund had a total

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

                      ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011

return(1), including the reinvestment of dividends, for the period covered by this report of 14.78%. The Fund's premium to NAV increased over the course of the semi-annual period. On November 30, 2010, the Fund was priced at $26.30, while the NAV was $25.95, a premium of 1.35%. On May 31, 2011, the Fund was priced at $29.20, while the NAV was $27.02, a premium of 8.07%.

The Fund increased its dividend twice during the semi-annual period. The Fund increased its distribution to $0.46 per share in January 2011 and to $0.465 in April 2011 from $0.455 in October 2010. FEN was the first of its peer group(2) of MLP-related closed-end funds to raise its distribution during 2010 and the only Fund of its peer group to not cut its distribution over the past three years.

The outperformance of the Fund's NAV relative to the MLP benchmarks was driven mostly by the Fund's ownership of MLP parent corporations which outperformed the indices, offset somewhat by leverage, which did not quite offset the effect of an increased deferred tax liability from the Fund's appreciation.

MARKET AND FUND OUTLOOK

The MLP asset class has experienced 5 IPOs so far in 2011. There was a healthy level of secondary financing activity for MLPs during the reporting period as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. Since November 2010, there were 34 secondary equity offerings for MLPs that raised $8.7 billion. This compares to $5.6 billion raised in the prior six months. MLPs also found access to the public debt markets, raising $9.0 billion in 12 offerings during the same time period. This compares to $6.2 billion in the prior six months (source: Barclays Capital). While access to debt in the past 6 months appears to be as good as prior years, pricing, of course, has changed and the difference in the cost of debt between investment-grade and non-investment grade companies has widened substantially from three years ago.

In our opinion, the better positioned MLPs have non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. While there has been a rebound in commodity prices, we believe cyclical cash flows are unpredictable, making them a poor fit with a steady dividend obligation. Since 2005, the majority of MLP IPOs have been companies whose primary business is cyclical (such as the production of oil and gas, shipping, refining or natural gas gathering). While some of these MLPs have quality assets, competent management teams and the potential for higher growth, they also have more risk associated with the cyclical nature of their businesses. We have written about the dangers of this trend in the past, and remain vigilant about limiting our exposure to MLPs with cyclical cash flows.

The total return proposition of owning energy-related infrastructure MLPs has been and continues to be their yield plus their growth. The yield of the MLPs, weighted by market capitalization, on May 31, 2011, was 6.2% based on the Alerian MLP Index. The growth in the quarterly cash distributions that make up this yield has averaged between 6% and 7% annually over the last ten years. This growth rate accelerated to about 12% in 2008 and dropped to minus 2% in 2009 (source: Alerian Capital Management). For true infrastructure MLPs, we expect dividend growth rates to average in the mid-single digits over the next few years. We believe this growth will continue to be driven by modest increases in underlying demand as the economy recovers, inflation and cost escalators in pipeline tariffs and contracts and accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the Canadian Oil Sands, the new oil and natural gas shale resources and the need for more infrastructure related to bio fuels and other environmental mandates. Thus far, the MLPs as a group have done a great job capitalizing on these opportunities. The slower capital spending by the customers of infrastructure MLPs (oil and gas producers and refiners) experienced in 2008 and 2009 appears to have reversed course with higher commodity prices and a rosier outlook for the economy. This is good news for the Fund's companies.

DISCLOSURE

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

2     The peer group consists of the following:

      Kayne Anderson MLP Investment Co. (KYN)
      Tortoise Energy Infrastructure Corp. (TYG)
      Tortoise Energy Capital Corp. (TYY)
      Fiduciary/Claymore MLP Opportunity Fund (FMO)
      Cushing MLP Total Return Fund (SRV)

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2011 (UNAUDITED)

  SHARES/
   UNITS                          DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS - 120.9%

              GAS UTILITIES - 3.5%
     212,563  AmeriGas Partners, L.P.............................  $  9,650,360
      21,600  Suburban Propane Partners, L.P.....................     1,139,832
                                                                   ------------
                                                                     10,790,192
                                                                   ------------
              OIL, GAS & CONSUMABLE FUELS - 117.4%
      42,450  Alliance GP Holdings, L.P..........................     1,994,725
      70,000  Alliance Resource Partners, L.P. (b)...............     5,102,300
     394,162  Buckeye Partners, L.P. (b).........................    25,009,579
     181,338  Duncan Energy Partners, L.P. (b)...................     7,529,154
     363,550  El Paso Pipeline Partners, L.P. (b)................    12,495,213
     420,494  Enbridge Energy Partners, L.P. (b).................    12,913,371
       7,582  Encore Energy Partners, L.P. (b)...................       168,548
     384,879  Energy Transfer Equity, L.P. (b)...................    16,218,801
     217,944  Energy Transfer Partners, L.P. (b).................    10,354,519
     826,002  Enterprise Products Partners, L.P. (b).............    34,394,723
     204,974  Global Partners, L.P. (b)..........................     5,319,075
     182,986  Holly Energy Partners, L.P. (b)....................    10,069,720
     162,674  Inergy, L.P........................................     6,033,579
     205,771  Kinder Morgan Energy Partners, L.P. (b)............    15,342,286
     622,012  Magellan Midstream Partners, L.P. (b)..............    36,736,029
     197,678  Natural Resource Partners, L.P. (b)................     6,383,023
     169,650  Niska Gas Storage Partners, LLC....................     3,292,906
     303,946  NuStar Energy, L.P. (b)............................    19,285,374
     293,590  NuStar GP Holdings, LLC (b)........................    10,645,573
     217,770  ONEOK Partners, L.P. (b)...........................    18,148,952
     547,428  Penn Virginia Resource Partners, L.P. (b)..........    14,161,962
     438,937  Plains All American Pipeline, L.P. (b).............    27,319,439
      91,660  Spectra Energy Partners, L.P.......................     2,933,120
     188,437  Sunoco Logistics Partners, L.P. (b)................    15,941,770
     180,230  TC Pipelines, L.P..................................     8,319,417
     240,400  Teekay LNG Partners, L.P...........................     8,572,664
     216,401  TransMontaigne Partners, L.P. (b)..................     7,511,279
     116,400  Western Gas Partners, L.P..........................     4,067,016
     206,255  Williams Partners, L.P. (b)........................    10,915,015
                                                                   ------------
                                                                    357,179,132
                                                                   ------------
              TOTAL MASTER LIMITED PARTNERSHIPS..................   367,969,324
              (Cost $203,691,900)                                  ------------

COMMON STOCKS - 37.1%

              ELECTRIC UTILITIES - 0.5%
      42,700  Emera, Inc. (CAD)..................................     1,421,350
                                                                   ------------
              GAS UTILITIES - 8.9%
     184,266  ONEOK, Inc. (c)....................................    13,099,470
     429,930  UGI Corp. (d)......................................    14,093,105
                                                                   ------------
                                                                     27,192,575
                                                                   ------------
              MULTI-UTILITIES - 0.9%
     128,000  NiSource, Inc......................................     2,598,400
                                                                   ------------


                       See Notes to Financial Statements                  Page 5

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

  SHARES/
   UNITS                          DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

              OIL, GAS & CONSUMABLE FUELS - 26.8%
     287,900  El Paso Corp. (b) (d)..............................  $  6,060,295
      17,079  Enbridge Energy Management, LLC (b) (e)............       529,791
      97,700  Enbridge Income Fund Holdings, Inc. (CAD)..........     2,058,169
     106,165  Enbridge, Inc. (c).................................     7,143,843
     142,480  Keyera Corp. (CAD).................................     6,170,677
     301,341  Kinder Morgan Management, LLC (b) (e)..............    19,668,527
     125,000  Kinder Morgan, Inc.................................     3,661,250
     279,000  Pembina Pipeline Corp. (CAD).......................     7,058,151
     156,350  Spectra Energy Corp. (d)...........................     4,313,696
     211,091  TransCanada Corp. (d)..............................     9,463,210
     490,558  Williams Cos., Inc. (b) (d)........................    15,398,616
                                                                   ------------
                                                                     81,526,225
                                                                   ------------
              TOTAL COMMON STOCKS................................   112,738,550
              (Cost $76,930,419)                                   ------------

CANADIAN INCOME TRUSTS - 2.5%

              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.5%
     321,200  Brookfield Renewable Power Fund....................     7,674,852
                                                                   ------------
              TOTAL CANADIAN INCOME TRUSTS.......................     7,674,852
                                                                   ------------
              (Cost $6,693,912)

WARRANTS - 0.0%

              OIL, GAS & CONSUMABLE FUELS - 0.0%
      48,956  Abraxas Petroleum Corp., Expiration
                 05/25/12 (f) (g) (h)............................        70,129
                                                                   ------------
              TOTAL WARRANTS.....................................        70,129
                                                                   ------------
              (Cost $0)

              TOTAL INVESTMENTS - 160.5%.........................   488,452,855
                                                                   ------------
              (Cost $287,316,231) (i)

 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
CALL OPTIONS WRITTEN - (0.8%)

              El Paso Corp.
         250  @ 20 due July 11...................................       (37,500)
         700  @ 23 due October 11................................       (58,800)
                                                                   ------------
                                                                        (96,300)
                                                                   ------------
              Enbridge, Inc.
         500  @ 32.5 due July 11.................................      (142,500)
         561  @ 30 due July 11...................................      (398,310)
                                                                   ------------
                                                                       (540,810)
                                                                   ------------
              ONEOK, Inc.
         383  @ 70 due July 11...................................       (76,600)
         568  @ 65 due July 11...................................      (366,360)
         891  @ 70 due October 11................................      (316,305)
                                                                   ------------
                                                                       (759,265)
                                                                   ------------
Page 6                 See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
CALL OPTIONS WRITTEN - (CONTINUED)
              Spectra Energy Corp.
         993  @ 27 due June 11...................................  $    (79,440)
         550  @ 328 due September 11.............................       (46,750)
                                                                   ------------
                                                                       (126,190)
                                                                   ------------
              TransCanada Corp.
         500  @ 40 due August 11.................................      (235,000)
         500  @ 45 due November 11...............................       (80,000)
                                                                   ------------
                                                                       (315,000)
                                                                   ------------
              UGI Corp.
       3,099  @ 35 due July 11...................................       (30,990)
         705  @ 35 due October 11................................       (31,725)
                                                                   ------------
                                                                        (62,715)
                                                                   ------------
              Williams Cos., Inc.
       4,800  @ 32 due August 11.................................      (676,800)
                                                                   ------------
              TOTAL CALL OPTIONS WRITTEN.........................    (2,577,080)
              (Premiums received $1,506,267)                       ------------


              OUTSTANDING LOAN - (38.7%).........................  (117,700,000)
              NET OTHER ASSETS AND LIABILITIES - (21.0%).........   (63,806,316)
                                                                   ------------
              NET ASSETS - 100.0%................................  $304,369,459
                                                                   ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is available to serve as collateral on the outstanding loan.

(c) Call options were written on this entire common stock position and are fully covered by the common stock position.

(d) Call options were written on a portion of the common stock position and are fully covered by the common stock position.

(e)   Non-income producing security which pays in-kind distributions.

(f)   Non-income producing security.

(g) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(h) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2D - Restricted Securities in the Notes to the Financial Statements).

(i) Aggregate cost for federal income tax purposes is $268,352,797. As of May 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $220,245,256 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $145,198.

CAD   Canadian Dollar


                       See Notes to Financial Statements                  Page 7

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2011 (UNAUDITED)


VALUATION INPUTS A summary of the inputs used to value the Fund's investments as of May 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         5/31/2011        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   ------------
Master Limited Partnerships*......................     $ 367,969,324   $ 367,969,324   $          --   $         --
Common Stocks*.....................................      112,738,550     112,738,550              --             --
Canadian Income Trusts*............................        7,674,852       7,674,852              --             --
Warrants*..........................................           70,129              --          70,129             --
                                                       -------------   -------------   -------------   ------------
Total Investments..................................    $ 488,452,855   $ 488,382,726   $      70,129   $         --
                                                       =============   =============   =============   ============

                               LIABILITIES TABLE

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         5/31/2011        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   ------------
Call Options Written..............................     $  (2,577,080)  $  (2,577,080)  $          --   $         --
                                                       =============   =============   =============   ============

*See Portfolio of Investments for industry breakout.


Page 8                 See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011 (UNAUDITED)


ASSETS:
Investments, at value
   (Cost $287,316,231).........................................................................      $488,452,855
Cash...........................................................................................         6,469,870
Prepaid expenses...............................................................................            49,642
Receivables:
   Income taxes................................................................................           562,905
   Dividends...................................................................................           141,102
   Interest....................................................................................               177
                                                                                                     ------------
   Total Assets................................................................................       495,676,551
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................       117,700,000
Deferred income taxes..........................................................................        69,442,107
Options written, at value (Premiums received $1,506,267).......................................         2,577,080
Payables:
   Investment securities purchased.............................................................           946,744
   Investment advisory fees....................................................................           356,991
   Audit and tax fees..........................................................................           119,875
   Income taxes................................................................................            67,455
   Administrative fees.........................................................................            30,109
   Interest and fees on loan...................................................................            20,755
   Legal fees..................................................................................            16,271
   Printing fees...............................................................................             9,579
   Trustees' fees and expenses.................................................................             6,770
   Custodian fees..............................................................................             5,844
   Transfer agent fees.........................................................................             4,412
Other liabilities..............................................................................             3,100
                                                                                                     ------------
   Total Liabilities...........................................................................       191,307,092
                                                                                                     ------------
NET ASSETS.....................................................................................      $304,369,459
                                                                                                     ============
NET ASSETS consist of:
Paid-in capital................................................................................      $194,033,481
Par value......................................................................................           112,642
Accumulated net investment income (loss), net of income taxes..................................       (15,205,406)
Accumulated net realized gain (loss) on investments, written options and foreign currency
   transactions, net of income taxes...........................................................        (5,065,558)
Net unrealized appreciation (depreciation) on investments, written options and foreign
   currency translation, net of income taxes...................................................       130,494,300
                                                                                                     ------------
NET ASSETS.....................................................................................      $304,369,459
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      27.02
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        11,264,177
                                                                                                     ============


                       See Notes to Financial Statements                  Page 9

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $132,950)..........................                     $    920,480
Interest........................................................................                              712
Other...........................................................................                              120
                                                                                                     ------------
      Total investment income...................................................                          921,312
                                                                                                     ------------
EXPENSES:
Investment advisory fees........................................................                        2,065,502
Interest and fees on loan.......................................................                          792,882
Franchise tax...................................................................                          354,900
Administrative fees.............................................................                          174,483
Audit and tax fees..............................................................                           61,667
Printing fees...................................................................                           38,548
Custodian fees..................................................................                           22,807
Legal fees......................................................................                           19,888
Trustees' fees and expenses.....................................................                           19,843
Transfer agent fees.............................................................                           17,127
At the market offering costs....................................................                           15,009
Other...........................................................................                           49,602
                                                                                                     ------------
      Total expenses............................................................                        3,632,258
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES.......................................                       (2,710,946)
                                                                                                     ------------
      Current foreign income tax benefit (expense)..............................        (77,356)
      Deferred federal income tax benefit (expense).............................      1,097,386
      Deferred state income tax benefit (expense)...............................         18,136
                                                                                   ------------
      Total income tax benefit (expense)........................................                        1,038,166
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)....................................................                       (1,672,780)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
      Investments...............................................................                        8,683,310
      Written options (a).......................................................                       (5,046,178)
      Foreign currency transactions.............................................                          (22,769)
                                                                                                     ------------
Net realized gain (loss) before taxes...........................................                        3,614,363
                                                                                                     ------------
      Deferred federal income tax benefit (expense).............................     (1,258,222)
                                                                                   ------------
      Total income tax benefit (expense)........................................                       (1,258,222)
                                                                                                     ------------
Net realized gain (loss) on investments, written options and foreign
   currency transactions .......................................................                        2,365,141
                                                                                                     ------------
Net increase from payment by the Sub-Advisor before taxes*......................                           74,357
                                                                                                     ------------
      Deferred federal income tax benefit (expense).............................       (26,024)
                                                                                   ------------
Net increase from payment by the Sub-Advisor*...................................                           48,333
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) before taxes on:
      Investments...............................................................                       34,031,025
      Written options (a).......................................................                         (664,988)
      Foreign currency translations.............................................                              830
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) before taxes...............                       33,366,867
                                                                                                     ------------
      Deferred federal income tax benefits (expense)............................    (11,730,373)
                                                                                   ------------
      Total income tax benefit (expense)........................................                      (11,730,373)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on investments, written
  options and foreign currency translations.....................................                       21,636,494
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................                       24,040,968
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................................                     $ 22,368,188
                                                                                                     ============

(a)   Primary risk exposure is equity contracts.
*     See Note 3 in Notes to Financial Statements.

Page 10                See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED              YEAR
                                                                                    5/31/2011           ENDED
                                                                                   (UNAUDITED)        11/30/2010
                                                                                   ------------      ------------
OPERATIONS:
Net investment income (loss)....................................................   $ (1,672,780)     $   (637,956)
Net realized gain (loss)........................................................      2,356,141          (374,924)
Net change in unrealized appreciation (depreciation)............................     21,636,494        64,575,630
Net increase from payment by the Sub-Advisor*...................................         48,333                --
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from operations.................     22,368,188        63,562,750
                                                                                   ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................             --               --
Net realized gain...............................................................     (3,688,720)       (2,289,204)
Return of capital...............................................................     (6,701,259)      (12,764,941)
                                                                                   ------------      ------------
Total distributions to shareholders.............................................    (10,389,979)      (15,054,145)
                                                                                   ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings........................             --       105,029,681
Proceeds from Common Shares reinvested..........................................      1,202,276         1,643,590
Offering costs..................................................................             --          (513,391)
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions.......      1,202,276       106,159,880
                                                                                   ------------      ------------

Total increase (decrease) in net assets.........................................     13,180,485       154,668,485

NET ASSETS:
Beginning of period.............................................................    291,188,974       136,520,489
                                                                                   ------------      ------------
End of period...................................................................   $304,369,459      $291,188,974
                                                                                   ============      ============
Accumulated net investment income (loss), net of income taxes...................   $(15,205,406)     $(13,532,626)
                                                                                   ============      ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period............................................     11,220,560         6,758,270
Common Shares sold through shelf offerings......................................             --         4,392,326
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.......         43,617            69,964
                                                                                   ------------      ------------
Common Shares at end of period..................................................     11,264,177        11,220,560
                                                                                   ============      ============

* See Note 3 in Notes to Financial Statements.



                       See Notes to Financial Statements                 Page 11

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................   $ 22,368,188
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments..................................................    (76,002,107)
      Sales, maturities and paydowns of investments.............................     46,385,636
      Proceeds from written options.............................................     (4,638,268)
      Cost of options closed....................................................        110,416
      Return of capital received from investment in MLPs........................     11,528,479
      Net realized gain/loss on investments and options.........................     (3,711,489)
      Net change in unrealized appreciation/depreciation on investments
        and options.............................................................    (33,366,037)
      Net increase from payment by Sub-Advisor..................................        (74,357)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in income tax receivable.........................................         (4,666)
      Decrease in interest receivable...........................................            221
      Decrease in dividends receivable (a)......................................         21,223
      Increase in prepaid expenses..............................................        (33,666)
      Increase in interest and fees on loan payable.............................          2,811
      Increase in income tax payable............................................          8,476
      Increase in investment advisory fees payable..............................         69,104
      Increase in audit and tax fees payable....................................          5,985
      Increase in legal fees payable............................................          7,555
      Decrease in printing fees payable.........................................        (24,144)
      Increase in administrative fees payable...................................          5,292
      Decrease in custodian fees payable........................................           (666)
      Increase in transfer agent fees payable...................................          1,516
      Increase in Trustees' fees and expenses payable...........................            138
      Decrease in franchise tax payable.........................................        (77,966)
      Increase in deferred income tax payable...................................     11,899,553
      Increase in other liabilities payable.....................................            135
                                                                                   ------------
CASH USED IN OPERATING ACTIVITIES...............................................                     $(25,444,281)
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net realized gain...............     (3,688,720)
      Distributions to Common Shareholders from return of capital...............     (6,701,259)
      Proceeds of Common Shares reinvested......................................      1,202,276
      Offering Costs............................................................        (83,575)
      Issuances of loan.........................................................     27,700,000
                                                                                   ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.....................................                       18,428,722
                                                                                                     ------------
Decrease in cash................................................................                       (7,015,559)
Cash at beginning of period.....................................................                       13,485,429
                                                                                                     ------------
CASH AT END OF PERIOD...........................................................                     $  6,469,870
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $    790,071
                                                                                                     ============
Cash paid during the period for taxes...........................................                     $     81,566
                                                                                                     ============


(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $830.


Page 12                See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED         YEAR          YEAR          YEAR            YEAR            YEAR
                                              5/31/2011       ENDED         ENDED         ENDED          ENDED           ENDED
                                             (UNAUDITED)   11/30/2010    11/30/2009    11/30/2008    11/30/2007 (a)    11/30/2006
                                             -----------   -----------   -----------   -----------   --------------   ------------
Net asset value, beginning of period .......  $  25.95      $  20.20      $  14.68      $  26.74      $  25.88         $  22.53
                                             -----------   -----------   -----------   -----------   --------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............     (0.15) (b)    (0.07) (b)    (0.24) (b)    (0.57)        (0.67)           (0.50)
Net realized and unrealized gain (loss) ....      2.15  (j)     7.51          7.43         (9.83)         3.06             5.23
                                             -----------   -----------   -----------   -----------   --------------   ------------
Total from investment operations ...........      2.00          7.44          7.19        (10.40)         2.39             4.73
                                             -----------   -----------   -----------   -----------   --------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ......................        --            --            --            --            --               --
Net realized gain ..........................     (0.33)        (0.27)        (0.35)        (1.66)        (1.53)              --
Return of capital ..........................     (0.60)        (1.52)        (1.41)           --            --            (1.38)
                                             -----------   -----------   -----------   -----------   --------------   ------------
Total from distributions ...................     (0.93)        (1.79)        (1.76)        (1.66)        (1.53)           (1.38)
                                             -----------   -----------   -----------   -----------   --------------   ------------
Premiums from shares sold in at the
   market offering..........................        --          0.10          0.09            --            --               --
                                             -----------   -----------   -----------   -----------   --------------   ------------
Net asset value, end of period .............  $  27.02      $  25.95      $  20.20      $  14.68      $  26.74         $  25.88
                                             ===========   ===========   ===========   ===========   ==============   ============
Market value, end of period ................  $  29.20      $  26.30      $  22.30      $  14.40      $  23.82         $  24.49
                                             ===========   ===========   ===========   ===========   ==============   ============
TOTAL RETURN BASED ON NET ASSET VALUE (c)...      7.85% (k)    38.65%        51.03%       (40.70)%        9.38%           22.23%
                                             ===========   ===========   ===========   ===========   ==============   ============
TOTAL RETURN BASED ON MARKET VALUE (c)......     14.78%        27.29%        70.20%       (34.74)%        2.96%           24.57%
                                             ===========   ===========   ===========   ===========   ==============   ============

-----------------------
Net assets, end of period (in 000's) .......  $304,369      $291,189      $136,520      $ 94,880      $172,421         $166,850
Portfolio turnover rate ....................        10%           20%           43%           38%           16%              17%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes
   before waiver (d)........................     10.34% (e)    20.24%        25.79%       (20.03)%        8.52%           14.47%
Including current and deferred income taxes
   after waiver (d).........................     10.34% (e)    20.24%        25.79%       (20.03)%        8.52%           14.29%
Excluding current and deferred income taxes
   before waiver ...........................      2.41% (e)     2.71%         3.32%         4.80%         3.94%            3.63%
Excluding current and deferred income taxes
   after waiver ............................      2.41% (e)     2.71%         3.32%         4.80%         3.94%            3.45%
Excluding current and deferred income taxes
   and interest expense after waiver .......      1.88% (e)     1.98%         2.32%         2.55%         1.89%            1.76%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio before
   tax expenses ............................     (1.80)% (e)   (0.47)%       (2.37)%       (3.83)%       (3.83)%          (3.26)%
Net investment income (loss) ratio including
   tax expenses (d).........................     (9.73)% (e)  (17.99)%      (24.84)%       21.00%        (8.41)%         (14.10)%
SENIOR SECURITIES:
Total Energy Notes outstanding ($25,000
   per note)................................       N/A           N/A           N/A         1,000         2,360            2,360
Principal amount and market value per Energy
   Note (f).................................       N/A           N/A           N/A      $ 25,006      $ 25,004         $ 25,069
Asset coverage per Energy Note (g)..........       N/A           N/A           N/A      $119,880      $ 98,060         $ 95,699
Total loan outstanding (in 000's) ..........  $117,700       $90,000      $ 45,000      $  5,650      $ 15,250              N/A
Asset coverage per $1,000 senior
   indebtedness.............................  $  3,586 (h)   $ 4,235 (h)  $  4,034 (h)  $ 22,218 (h)  $ 12,306 (i)          N/A

-----------------------

(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor and on January 8, 2008, the shareholders approved new agreements.

(b)   Based on average shares outstanding.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(e)   Annualized.

(f)   Includes accumulated and unpaid interest.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's. N/A Not Applicable.

(j)   Reimbursement from the Sub-Advisor represents less than $0.01.

(k) The reimbursement received from the Sub-Advisor had no effect on the Fund's total return for Common Shares.

N/A   Not Applicable.



                       See Notes to Financial Statements                 Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

                              1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Amex.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

1)    the type of security;
2)    the size of the holding;
3)    the initial cost of the security;
4)    transactions in comparable securities;
5)    price quotes from dealers and/or pricing services;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

6)    relationships among various securities;
7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)    an analysis of the issuer's financial statements; and
9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)    the value of similar foreign securities traded on other foreign markets;
2)    ADR trading of similar securities;
3)    closed-end fund trading of similar securities;
4)    foreign currency exchange activity;
5) the trading prices of financial products that are tied to baskets of foreign securities;
6)    factors relating to the event that precipitated the pricing problem;
7)    whether the event is likely to recur; and
8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
           o Quoted prices for similar securities in active markets.
           o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
           o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
           o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2011, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. Also, by writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets in restricted securities. Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2011, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the value of a comparable unrestricted security.


                                                                                                        % OF
                                       ACQUISITION     SHARES/                CARRYING                   NET
SECURITY                                  DATE          UNITS       PRICE       COST        VALUE      ASSETS
-------------------------------------------------------------------------------------------------------------

Abraxas Petroleum Corp. - Warrants      05/27/07       48,956       $1.43      $   --      $70,129      0.02%


E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

Distributions of $3,688,720 paid during the six months ended May 31, 2011, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $6,701,259 in distributions paid during the six months ended May 31, 2011, is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2011 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended May 31, 2011, distributions of $10,395,699 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

         Current federal income tax benefit (expense).......   $         --
         Current state income tax benefit (expense).........             --
         Current foreign income tax benefit (expense).......        (77,356)
         Deferred federal income tax benefit (expense) .....    (11,917,233)
         Deferred state income tax benefit (expense) .......         18,136
                                                               ------------
         Total income tax benefit (expense) ................   $(11,976,453)
                                                               ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2010, the Fund had a net operating loss carry forward for federal and state income tax purposes of $15,560,653 and $12,810,927, respectively. The Fund's 2011 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of May 31, 2011 are as follows:


         Deferred tax assets:
         Federal net operating loss.........................   $  5,446,229
         State net operating loss...........................        878,171
         State income taxes.................................             --
         Capital loss carryforward..........................      1,227,389
         Other..............................................        210,250
                                                               ------------
         Total deferred tax assets..........................      7,762,039
         Less: valuation allowance..........................       (878,171)
                                                               ------------
         Net deferred tax assets............................   $  6,883,868
                                                               ============
         Deferred tax liabilities:
         Unrealized gains on investment securities..........   $(76,325,975)
                                                               ------------
         Total deferred tax liabilities.....................    (76,325,975)
                                                               ------------
         Total net deferred tax liabilities.................   $(69,442,107)
                                                               ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

         Application of statutory income tax rate...........   $ 12,020,625
         State income taxes, net ...........................        (11,966)
         Change in valuation allowance......................        129,215
         Other..............................................       (161,421)
                                                               ------------
         Total..............................................   $ 11,976,453
                                                               ============

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2010, the Fund had a capital loss carryforward of $7,446,038 that will expire according to the following schedule:

                          UTILIZED IN
                       FISCAL YEAR ENDED
FISCAL YEAR               11/30/2010              REMAINING          EXPIRATION
-----------            -----------------        -------------        ----------
11/30/2008             $       4,654,062        $  1,361,671         11/30/2013
11/30/2009                            --           6,084,367         11/30/2014
                       -----------------        -------------
Total                  $       4,654,062        $  7,446,038
                       =================        =============

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of May 31, 2011, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

I. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

During the six months ended May 31, 2011, the Sub-Advisor reimbursed the Fund $74,357 in connection with a trade error.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement were approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on January 3, 2011, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until January 3, 2011, advisory fees payable to First Trust and EIP were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

First Trust Capital Partners, LLC, an affiliate of First Trust, purchased, through a wholly-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. The transactions were completed on June 22, 2010.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2011 were $61,832,580 and $46,385,636, respectively.

Written option activity for the Fund was as follows:

                                                      NUMBER
                                                        OF
WRITTEN OPTIONS                                      CONTRACTS        PREMIUMS
-------------------------------------------------------------------------------

Options outstanding at November 30, 2010........      11,600        $ 1,098,357
Options Written.................................      29,196          3,197,760
Options Expired.................................      (1,904)           (89,430)
Options Exercised...............................      (1,785)          (110,417)
Options Closed..................................     (22,107)        (2,590,003)
                                                      ------        -----------
Options outstanding at May 31, 2011.............      15,000        $ 1,506,267
                                                      ======        ===========

                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $130,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 100 basis points. Effective June 13, 2011, the borrowing rate under the facility was decreased to 3-month LIBOR plus 80 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended May 31, 2011 was $111,743,407, with a weighted average interest rate of 1.38%. As of May 31, 2011, the Fund had outstanding borrowings of $117,700,000 under this committed facility agreement. The high and low annual interest rates for the six months ended May 31, 2011 were 1.25% and 1.80%, respectively. The interest rate at May 31, 2011 was 1.25%.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

                           6. COMMON SHARE OFFERINGS

A. AT THE MARKET OFFERINGS:

On May 19, 2009, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE Amex or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund has used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. Transactions for the years ended November 30, 2010 and 2009 related to offerings under such sales agreement are as follows:

                          COMMON                                                  NET PROCEEDS
                          SHARES       NET PROCEEDS     NET ASSET VALUE            RECEIVED IN
                           SOLD          RECEIVED        OF SHARES SOLD     EXCESS OF NET ASSET VALUE
                         ---------     ------------     ---------------     -------------------------
Year Ended 11/30/2010      32,326      $    753,521      $     669,537            $      83,984
Year Ended 11/30/2009     227,636         4,804,981          4,215,868                  589,113
                         ---------     ------------      -------------            -------------
                          259,962      $  5,558,502      $   4,885,405            $     673,097
                         =========     ============      =============            =============

Additionally, estimated offering costs of $319,000 related to this offering have been recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis. The Fund has not offered any Common Shares pursuant to the sales agreement with JonesTrading since December 2009.

B. PUBLIC OFFERINGS:

On February 12, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 805,000 Common Shares were sold (700,000 Common Shares on February 12, 2010 and 105,000 Common Shares pursuant to an overallotment option on February 22, 2010). The Fund entered into another underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters on April 30, 2010 pursuant to which 1,955,000 Common Shares were sold (1,700,000 Common Shares on April 30, 2010 and 255,000 Common Shares pursuant to an overallotment option on May 3, 2010). The Fund entered into another underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters on November 19, 2010 pursuant to which 1,600,000 Common Shares were sold.

Offering costs of $513,391 related to the issuance of the Common Shares in those offerings were charged to paid-in capital when the stock was issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the public offerings are as follows:

           COMMON                                                  NET PROCEEDS
           SHARES       NET PROCEEDS     NET ASSET VALUE            RECEIVED IN
            SOLD          RECEIVED       OF SHARES SOLD      EXCESS OF NET ASSET VALUE
          ---------     ------------     ---------------     -------------------------
          4,360,000     $103,762,769       $102,924,051              $838,718


                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was a subsequent event:

On July 12, 2011, the Fund declared a dividend of $0.4700 per share to Common Shareholders of record on July 25, 2011, payable July 29, 2011.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

                         ENERGY INCOME AND GROWTH FUND
                                  MAY 31, 2011

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on January 3, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and EIP. 4,912,065 (51.16%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 4,417,444, the number of votes against was 100,662, and the number of abstentions was 393,959. The number of votes cast in favor of the new investment sub-advisory agreement was 4,401,377, the number of votes against was 103,364, and the number of abstentions was 407,367. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the Energy Income and Growth Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 10,046,730, the number of votes against was 133,270 and the number of abstentions was 1,064,133. James A. Bowen, Neil B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
BNY Mellon Investment Servicing Trust Company
Formerly PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[Blank Back Cover]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                      Energy Income and Growth Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  July 18, 2011
    -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  July 18, 2011
    -----------------

By (Signature and Title)*  /s/ Mark R. Bradley
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                           (principal financial officer)

Date  July 18, 2011
    -----------------

* Print the name and title of each signing officer under his or her signature.